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SomaLogic, Inc.

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On December 18, 2023, Madryn Asset Management, LP (“Madryn Asset Management” and collectively with its affiliates, “Madryn”) issued an investor presentation titled “The Case for Voting AGAINST the SLGC-LAB Proposed Merger” (the “Presentation”), a copy of which is attached hereto as Exhibit 1 and incorporated herein by reference. A copy of the Presentation is also available at no charge on Madryn’s website at www.NoSomaLogicMerger.com.

IMPORTANT ADDITIONAL INFORMATION

Madryn Asset Management, Madryn Health Partners, LP, Madryn Health Partners (Cayman Master), LP, Madryn Health Advisors, LP, Madryn Health Advisors GP, LLC, Madryn Select Opportunities, LP, Madryn Select Advisors, LP, Madryn Select Advisors GP, LLC and Avinash Amin (collectively, the “Participants”) are participants in the solicitation of proxies from the stockholders of SomaLogic in connection with the special meeting of stockholders (the “Special Meeting”). The Participants have filed with the U.S. Securities and Exchange Commission (the “SEC”) their definitive proxy statement and accompanying GREEN Proxy Card in connection with the solicitation of proxies from SomaLogic’s stockholders for the Special Meeting. MADRYN STRONGLY ADVISES ALL STOCKHOLDERS OF SOMALOGIC TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING GREEN PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS IN SOMALOGIC, BY SECURITY HOLDINGS OR OTHERWISE. The definitive proxy statement and an accompanying GREEN Proxy Card will be furnished to some or all SomaLogic stockholders and will be, along with other relevant documents, available at no charge on the SEC’s website at htp://www.sec.gov/. In addition, the Participants will provide copies of the definitive proxy statement without charge, when available, upon request. Requests for copies should be directed to Madryn Asset Management.

2

Exhibit 1 The Case for Voting AGAINST the SLGC-LAB Proposed Merger

Legal Disclaimer The views expressed in this presentation (the Presentation ) represent the opinions of Madryn Asset Management, LP ( Madryn Asset Management and collectively with its affiliates, Madryn ). The Presentation is for informational purposes only, and it does not have regard to the specific investment objective, financial situation, suitability or particular need of any specific person who may receive the Presentation, and should not be taken as advice on the merits of any investment decision. The views expressed in the Presentation represent the opinions of Madryn, and are based on publicly available information and Madryn's analyses. Certain financial information and data used in the Presentation has been derived or obtained from filings made with the U.S. Securities and Exchange Commission (the SEC ) by SomaLogic, Inc. ( SomaLogic, “SLGC” or the Company ), Standard BioTools Inc. ( LAB or Standard ) or other companies that Madryn considers comparable, as well as from third party sources. Madryn has not sought or obtained consent from any third party to use any statements or information indicated in the Presentation as having been obtained or derived from a third party. Any such statements or information should not be viewed as indicating support of such third party for the views expressed in the Presentation. Information contained in the Presentation has not been independently verified by Madryn. Madryn disclaims any obligation to correct or update the Presentation or to otherwise provide any additional materials. Madryn recognizes that SomaLogic and Standard may possess confidential information that could lead them to disagree with Madryn's views and/or conclusions. Madryn currently beneficially owns, and/or has an economic interest in, shares of SomaLogic. Madryn is in the business of trading—buying and selling—securities. Madryn may buy or sell or otherwise change the form or substance of any of its investments in any manner permitted by law and expressly disclaims any obligation to notify any recipient of the Presentation of any such changes. There may be developments in the future that cause Madryn to engage in transactions that change its beneficial ownership and/or economic interest in the Company. The securities or investment ideas listed are not presented in order to suggest or show profitability of any or all transactions. There should be no assumption that any specific portfolio securities identified and described in the Presentation were or will be profitable. Under no circumstances is the Presentation to be used or considered as an offer to sell or a solicitation of an offer to buy any security. This document is the property of Madryn and may not be published without the express written consent of Madryn. All registered or unregistered service marks, trademarks and trade names referred to in the Presentation are the property of their respective owners, and Madryn's use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names. The information herein contains forward-looking statements. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if Madryn's underlying assumptions prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Madryn that the future plans, estimates or expectations contemplated will ever be achieved. CERTAIN INFORMATION CONCERNING THE PARTICIPANTS MADRYN STRONGLY ADVISES ALL STOCKHOLDERS OF SOMALOGIC TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING GREEN PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS IN SOMALOGIC, BY SECURITY HOLDINGS OR OTHERWISE. The participants in the proxy solicitation are Madryn Asset Management, Madryn Health Partners, LP, Madryn Health Partners (Cayman Master), LP, Madryn Health Advisors, LP, Madryn Health Advisors GP, LLC, Madryn Select Opportunities, LP, Madryn Select Advisors, LP, Madryn Select Advisors GP, LLC and Avinash Amin (the Participants ). The Participants have filed with the SEC a definitive proxy statement and accompanying GREEN Proxy Card to be used in connection with the solicitation of proxies from SomaLogic's shareholders for the special meeting of shareholders. As of the date hereof, Madryn Asset Management beneficially owns an aggregate of 7,879,073 shares of common stock, $0.0001 par value per share of SomaLogic (“Common Stock”), Madryn Health Partners, LP beneficially owns an aggregate of 2,763,604 shares of Common Stock, Madryn Health Partners (Cayman Master), LP beneficially owns an aggregate of 4,705,598 shares of Common Stock, Madryn Health Advisors, LP beneficially owns an aggregate of 7,469,202 shares of Common Stock, Madryn Health Advisors GP, LLC beneficially owns an aggregate of 7,469,202 shares of Common Stock, Madryn Select Opportunities, LP beneficially owns an aggregate of 409,871 shares of Common Stock, Madryn Select Advisors, LP beneficially owns beneficially owns an aggregate of 409,871 shares of Common Stock, Madryn Select Advisors GP, LLC beneficially owns an aggregate of 409,871 shares of Common Stock and Avinash Amin beneficially owns an aggregate of 7,879,073 shares of Common Stock. Collectively, the Participants own an aggregate of 7,879,073 shares of Common Stock. MADRYN ASSET MANAGEMENT 2

Table of Contents Section I: Executive Summary Page 5 Section II: The Proposed Merger Materially Undervalues SLGC Page 18 Section III: The Proposed Merger Is the Result of a Deeply Page 28 Flawed and Conflicted Process Section IV: SLGC Has Far Superior Prospects, Including as a Page 43 Standalone Company MADRYN ASSET MANAGEMENT 3

I. Executive Summary

# Why We Are Here

## Merger Drastically Undervalues SomaLogic

- SomaLogic's equity, measured in several independent ways, is worth substantially more than the deal consideration, especially when considering the recently announced acquisition of Olink Holding AB (publ) ("Olink" or "OLK")
- The deal price is based on historically low SomaLogic share prices
- According to *PitchBook*, SomaLogic has raised a collective $1.26bn since its founding but SomaLogic's board of directors (the "Board") has recommended a merger with Standard (the "Proposed Merger") that values SomaLogic equity value near its cash balance, implying little to no enterprise value
- The value of the consideration declined significantly prior to the announcement of the OLK acquisition, implying the market did not like the transaction

## Process Was Deeply Flawed and Conflicted

- The basis upon which the process was launched is deeply flawed – SomaLogic has plenty of runway, and transacting now only solidifies its historically low valuation
- The transaction structure clearly benefits Casdin Capital through a non-traditional, pro-forma capital structure
- Whether explicitly directed or not, SomaLogic's transaction committee (the "SomaLogic Transaction Committee" or "SLGC Transaction Committee") was clearly not independent and has incentives to structure a deal that benefits Casdin Capital
- The merger process has unexplained gaps and shows that SomaLogic did not fulsomely evaluate all potential alternatives
- SomaLogic's financial advisor stipulates it expects to receive future business from Casdin Capital, providing it with an incentive to render a "fair" opinion for the transaction

## There Are Far Superior Alternatives for SomaLogic

- SLGC's continued operational re-organization, commercial execution and ongoing R&D efforts can create value for shareholders; permanent management should be installed
- The distributed kit product launch with Illumina, Inc. ("Illumina" or "ILMN") can be transformative for the Company from a revenue and growth perspective and the Company should seek to realize that value on a standalone basis
- The mid-to-high-plex proteomics market is in its infancy and SLGC will continue to benefit on a standalone basis from that tailwind
- There is no operational downside to SLGC if it does not consummate the merger; SLGC is a scarce asset and can likely fetch a strong valuation in the future

*Source: Capital IQ, FactSet, Pitchbook, SomaLogic public filings, and publicly available equity research.*

MADRYN ASSET MANAGEMENT | 5

About Madryn Asset Management Madryn Asset Management, LP (“Madryn”) is a leading alternative asset management firm that invests in innovative, growth-stage healthcare companies specializing in unique and transformative products, technologies, and services. • Madryn regularly invests in the private capital markets for growth-stage healthcare companies • We can invest across the capital structure and have a team with deep experience investing in both equity and debt instruments • Madryn has been an equity holder in SomaLogic since 2017, well before the 2021 SPAC transaction or the recently contemplated merger • Funds managed by Madryn currently own approximately 4.2% of SLGC’s common stock • Madryn’s funds do not have an activist mandate; in fact, this is the first time in Madryn’s history that it is publicly challenging a decision of one of its portfolio companies’ boards • As a fiduciary to our investors, we could not let the contemplated combination proceed without voicing our opposition • We greatly appreciate your time and consideration MADRYN ASSET MANAGEMENT 6

# About SomaLogic (Nasdaq: SLGC)

***SomaLogic Powers Comprehensive Proteomic Insights***

somalogic

## Highest plex, highest data quality, most reliable proteome tool

**Differentiated technology**

11K SOMAmers measuring 10K unique proteins from 55-microliter samples (over 2x more than alternatives)

**Blue-Chip Customer Base**

185 SomaScan Services customers, 16 authorized sites, relationships with top biopharma companies

**Validated & Patented**

757 clinical publications and protected by >600 patents

**Proteomics Expertise**

Scientific brilliance focused on innovation, partnership, and power of proteomics

### Key Stats

21% core revenue growth

20% improvement in non-GAAP operating expenses

Stock price has been challenged lately due to outsized SPAC expectations

**$454 Million of Cash**

**No Outstanding Debt**

**$82-$85mm** 2023E Revenue Guidance

✓ Launched SomaScan 11K protein plex platform

**illumina** Partnership expected to launch in 2024

*Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023.*

MADRYN ASSET MANAGEMENT | 7

# SomaLogic Has A Proprietary Platform That No Other Company Can Replicate

somalogic™

- ✓ A proprietary platform (technology, database, bioinformatics) and a first-mover advantage
- ✓ 20 years of experience, and more than $500mm+ total investment in pre-SPAC technology
- ✓ More evolutionarily advanced position (enablement and applications) than any other proteomics company
- ✓ Market validated – many customers, established products, revenue and more of each assured
- ✓ The global leader in protein measurement, at 2.0x all competitors – 11,000 current
- ✓ The world's largest clinical proteomics database
- ✓ The market leader in protein bioinformatics – 1bn+ protein measurements and 15mm+ clinical data points
- ✓ Core measurement reagent is nucleic acid, with significant technology trajectory options
- ✓ Valuable commercial Illumina partnership

*Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023.*

MADRYN ASSET MANAGEMENT | 8

# About Standard BioTools (Nasdaq: LAB)

***Previously called Fluidigm, LAB has been a public company for many years***

- Mass cytometry technology underpinned by two platforms: flow cytometry and tissue imaging (spatial)
  - CyTOF XT Flow Cytometry: high-parameter single-cell protein analysis system and related assays
  - Hyperion Xti Imaging System: mid-plex spatial biology platform and related assays for imaging tissue and cells
  - Other genomics workflow assets
- Company's revenue trajectory has not been strong:
  - 2018: $113.0mm
  - 2019: $117.2mm
  - 2020: $138.1mm
  - 2021: $130.6mm
  - 2022: $97.9mm
  - 2023E: $100 – 105mm
- New management team recently installed has been focused on cash preservation and evaluating transformative transactions
  - *"Mission to Reinvigorate Growth through Optimization of Mass Cytometry and Microfluidics Platforms and Portfolio Expansion via Strategic Acquisitions" – LAB press release, 1/24/22*

**Messy Balance Sheet: $300mm+ in Senior Debt, Convertible Debt and Preferred Equity**

*Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023.*

MADRYN ASSET MANAGEMENT | 9

The Proposed Merger Materially Undervalues SomaLogic The deal was executed haphazardly and drastically undervalues SomaLogic Implied Valuation Range Based on 2024E Revenue • SomaLogic’s equity, measured in several independent ways, is worth substantially more than the deal consideration, especially Comparable Companies: when considering the recently announced acquisition of OLK $1.82 $2.21 (1) • The deal price is based on historically low SomaLogic share prices $2.77 $4.58 Perella Fairness Comps • The OLK transaction created $132.9mm of equity value when SLGC SPAC – Disruptive $3.44 $5.37 considering the price appreciation and pro-forma FDSO (fully (2) Leading Platforms diluted shares outstanding) – why would SLGC give that away? (3) $2.37 $4.07 Centerview Fairness Comps • According to PitchBook, SomaLogic has raised a collective $1.26bn since its founding but the Board has recommended a Centerview DCF $2.90 $3.80 merger that values SomaLogic equity value near its cash balance, implying little to no enterprise value Perella DCF $2.59 $3.49 • The value of the consideration declined significantly prior to the announcement of the OLK acquisition, implying the market did not $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 like the transaction (4) (5) Unaffected Consideration Current Consideration Essentially, the SLGC Board is recommending shareholders vote to give away ~$125 - $800 million+ in (6) value to Standard ___________________________________________________________ Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023. SLGC share prices calculated using FDSO. (1) Perella Fairness Comps include NAUT, CTKB, OLK, QTRX, TWST, AKYA, MASS, SEER, QSI. Utilizes unaffected multiple for Olink (prior to acquisition announcement). (2) SLGC SPAC – Disruptive Leading Platforms include TXG, ABCL, ADPT, GH, NVTA, and TWST. Excludes CELL, as it was recently acquired. (3) Centerview Fairness Comps include NAUT, CTKB, OLK, QTRX, AKYA, MASS, SEER, QSI, NSTG. Utilizes unaffected multiple for Olink (prior to acquisition announcement). (4) Unaffected Consideration is calculated as of 10/16/2023. This calculation represents LAB closing price times the exchange ratio of 1.11. Importantly, this stock price is unaffected by the Olink announcement. MADRYN ASSET MANAGEMENT 10 (5) Current Consideration is calculated as of 12/15/2023. This calculation represents LAB closing price times the exchange ratio of 1.11. (6) Calculated as the difference between (1) SLGC FSDO x $1.82 and (2) SLGC FDSO times the high and low price per share shown in the “Implied Valuation Table Graphic.”

# SomaLogic Is Severely Undervalued Compared to Its Only Peer

## Olink was valued at a ~$3.16 billion enterprise value in a transaction announced two weeks after the SLGC-LAB deal (1)

- Olink, the only other high throughput proteomic market participant, is the template for SomaLogic's potential value
- October 17, just 13 days after the Proposed Merger was announced, Thermo Fisher Scientific Inc. ("Thermo Fisher" or "TMO") announced it would acquire SomaLogic peer Olink for $3.16 billion, representing a **74% premium** to the unaffected share price and a **14.6x EV/NTM revenue multiple** (1)
- In contrast, SomaLogic's Board recommends consideration currently worth ~$417 million today, ~$37 million *less* than the Company's 9/30/23 cash balance and an implied EV that is -0.38x 2024 consensus revenue (2)
- Subsequent declines in LAB have pushed the value of the merger consideration to less than SLGC's cash

ThermoFisher SCIENTIFIC

Thermo Fisher Scientific to Acquire Olink, a Leader in Next-Generation Proteomics

*Enhances Thermo Fisher's Capabilities in the High-Growth Proteomics Market with the Addition of Highly Differentiated Solutions*

*Complements Existing Life Sciences and Mass Spectrometry Offerings, Accelerating Protein Biomarker Discovery and Providing Strong Synergy Opportunities*

WALTHAM, Mass. & UPPSALA, Sweden--(BUSINESS WIRE)-- Thermo Fisher Scientific Inc. (NYSE: TMO) ("Thermo Fisher"), the world leader in serving science, and Olink Holding AB (publ) ("Olink") (Nasdaq: OLK), a leading provider of next-generation proteomics solutions, today announced that their respective boards of directors have approved Thermo Fisher's proposal to acquire Olink for $26.00 per common share in cash, representing $26.00 per American Depositary Share (ADS) in cash. This represents a premium of approximately 74% to the closing price of Olink's American Depositary Shares that trade on NASDAQ on October 16, 2023, the last trading day prior to the announcement of the transaction. Thermo Fisher will commence a tender offer to acquire all of the outstanding Olink common shares and all of the American Depositary Shares. The transaction values Olink at approximately $3.1 billion which includes net cash of approximately $143 million.

**The Olink acquisition indicates that there is a disconnect between potential strategic partners' valuation of SomaLogic and that of public markets**

*Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023.*
*(1) Per Capital IQ, accessed on 12/17/23.*
*(2) Per FactSet, accessed on 12/17/23, based on SLGC basic shares outstanding.*

MADRYN ASSET MANAGEMENT | 11

The Value of the Consideration Declined Significantly in the Days Following the Proposed Merger Announcement Negative shareholder reaction to the deal initially impaired the value of Standard’s stock as currency for SomaLogic shareholders until the market saw the Olink acquisition 1-Day Stock Price Reaction (10/16/23 - 10/17/23) $3.50 SLGC 20.0% 10/17/23: TMO announces 10/04/23: SLGC and LAB LAB 18.3% acquisition of OLK announce merger Median $3.25 Perella Fairness Comps: 2.8% Centerview Fairness Comps: 1.2% SLGC SPAC - Distruptive Leading Platforms: 2.3% $3.00 $2.75 $2.50 $2.25 $2.00 Value Creation from Olink (2) Acquisition – Rerate $1.75 $132.9mm $1.50 10/3/23 10/16/23 10/29/23 11/11/23 11/24/23 12/7/23 12/15/23 (1) (1) Unaffected Consideration LAB Value at Announcement Effective Consideration ___________________________________________________________ Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023. (1) Unaffected Consideration is calculated as of 10/16/2023. This calculation represents LAB closing price times the exchange ratio of 1.11. Importantly, this date excludes the stock appreciation MADRYN ASSET MANAGEMENT 12 due to the Olink acquisition, which was announced on the following day. (2) Based on pro-forma Fully Diluted Shares Outstanding multiplied by the LAB stock price appreciation from 10/16/23 – 10/17/23. Value Per SLGC Share

Flawed Process Resulted in One-Sided Deal The proposed merger is the result of a deeply flawed and conflicted process ´ The transaction structure clearly benefits Casdin Capital through a non-traditional pro forma capital structure ´ Whether explicitly directed or not, SomaLogic’s Transaction Committee was clearly not independent and has incentives to structure a deal that benefits Casdin Capital ´ The merger process has unexplained gaps and shows that SomaLogic did not fulsomely evaluate all potential alternatives ´ The joint proxy statement (the Merger Proxy ) discloses that SomaLogic’s financial advisor has a clear financial incentive to render a fair opinion ´ The basis upon which the process was launched is deeply flawed – SomaLogic has plenty of cash runway, and transacting now only solidifies its historically low valuation MADRYN ASSET MANAGEMENT 13

# Impact of the Merger on Governance

| Company-Specific Provision | SomaLogic | Combined Company |
|---|---|---|
| **ISS Governance QualityScore** | 9 | 10 |
| **Multi-Class Stock** | Zero shares of preferred stock issued and outstanding | Over 250,000 shares of Series B Preferred Stock issued and outstanding, **held entirely** by entities affiliated with SomaLogic and Standard dual-director, Eli Casdin, Casdin Capital, and Viking Global (collectively, the "Holders of Series B-1 and B-2 Preferred Stock") |
| **Preferred Stock with Unequal Voting Power** | N/A | Holders of Series B-1 and B-2 Preferred Stock vote on an as-converted basis with the common stock, expected to represent approximately **20% of the voting power of the Combined Company** on a pro forma basis |
| **Preferred Stock Approval Rights and Consent Rights** | N/A | Holders of Series B-1 and B-2 Preferred Stock have **significant decision-making power at the Combined Company** due to their approval rights and consent rights (as further detailed on the next slide) |
| **Ability of Shareholders to Elect Directors** | Classified board of directors with three classes of directors, each serving a three-year term; holders of common stock may elect 100% of each class | Holders of Series B-1 and B-2 Preferred Stock **each have the right to nominate and elect one member to the Combined Company's board**, meaning shareholders may elect approximately **only 71%** of the Combined Company's board, assuming a seven-member board |
| **Preferred Stock Representation on Board** | N/A | Mr. Casdin appears to have **significant** power on the Combined Company's board; Mr. Casdin has financial, professional, and personal connections with **three of the six** other members of the Combined Company's board (see slide 30) |

**If the merger is completed, SomaLogic shareholders will be subject to inferior corporate governance because of the deal structure put in place by Casdin**

*Source: ISS, permission from ISS was neither sought nor provided, CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023.*

MADRYN ASSET MANAGEMENT | 14

# Third-Party Analysts Criticized the Proposed Merger

**STIFEL**

"*SLGC - LAB Merger Makes Strategic Sense; Valuation Is A Bit of A Surprise.*" *(October 4, 2023)*

"*From a financial standpoint, we will admit we were somewhat surprised this morning by the roughly 30% premium on what is a severely depressed stock price, especially given the $475M on SLGC's balance sheet. While SLGC is no-doubt in a transition period, we continue to view them as a leader in the emerging high-plex proteomics space - so while we're not calling for a competing bid to emerge, the asset does seem as though it should have been able to fetch a higher price.*" *(October 4, 2023)*

"*SomaLogic's current market cap trading below its $454M cash balance makes it less obvious that the all-stock merger will be approved by shareholders.*" *(November 8, 2023)*

**Jefferies**

"*Based on LAB's initial stock price reaction, SLGC holders get no premium at terms that now imply a ~$0 EV*" *(October 5, 2023)*

**cg/Canaccord Genuity**

"*Investors clearly would prefer a higher valuation.*" *(October 4, 2023)*

"*[W]e believe the shares (trading below the value of SLGC's cash balance) currently do not reflect the company's long-term growth potential.*" *(August 14, 2023)*

*Source: Equity research reports.*

MADRYN ASSET MANAGEMENT | 15

There Is a Superior Path Forward We believe there are alternative paths that could deliver far superior value to the proposed merger ✓SLGC’s continued operational re-organization, commercial execution, and ongoing R&D efforts can create value for shareholders – permanent management should be installed ✓The distributed kit product launch can be transformative for the Company from a revenue and growth perspective ✓The mid-to-high-plex proteomics market is in its infancy and SLGC will continue to benefit from that tailwind ✓There is no operational downside to SLGC if it does not consummate the merger; SLGC is a scarce asset and can likely fetch a strong valuation in the future MADRYN ASSET MANAGEMENT 16

II. The Proposed Merger Materially Undervalues SLGC

# The Proposed Merger Significantly Undervalues SomaLogic

| | | |
|---|---|---|
| 1 | **The value of the consideration declined significantly prior to the announcement of the Olink acquisition** | • LAB's shares traded down 39% until Olink's acquisition was announced on October 17th, 2023<br>• The current value of consideration reflects more favorable views of SomaLogic's business after OLK was acquired and that is not priced into the deal<br>• The real unaffected consideration is the unaffected LAB stock price (as of October 16th, 2023, and directly prior to Olink's announced acquisition) multiplied by the proposed exchange ratio of 1.11 |
| 2 | **The deal price is based on historically low SomaLogic share prices** | • The transaction values SomaLogic at a trough in its valuation, while the Company faces no pressure to transact<br>• The growth LST/Dx segment has traded down substantially over the last two years |
| 3 | **The value is inadequate based on both an objective valuation analysis and management's own projections** | • SomaLogic's business has been improving lately and there are several important catalysts that have yet to occur<br>• An objective valuation framework utilizing the latest share prices shows that the consideration is inadequate |
| 4 | **The deal was announced prior to the acquisition of SomaLogic's key competitor, Olink, for $3.16 billion by Thermo Fisher** | • The announcement of Olink's acquisition occurred just 13 days after the announcement of the Proposed Merger and suggests SomaLogic is worth more than the consideration being paid<br>• Standalone SomaLogic has an opportunity to achieve outsized outcomes like the Olink acquisition |

*Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023.*

MADRYN ASSET MANAGEMENT | 18

1 Negative Market Reaction to Deal Announcement Reversed When Olink Acquisition Proved SomaLogic's Potential Value In contrast to a typical merger, where changes in the acquirer's shares pull the target along, this is an instance of a change in the value of the target pushing up the value of the acquirer 1-Day Stock Price Reaction (10/16/23 - 10/17/23) $3.50 SLGC 20.0% 10/17/23: TMO announces 10/04/23: SLGC and LAB LAB 18.3% acquisition of OLK announce merger Median $3.25 Perella Fairness Comps: 2.8% Centerview Fairness Comps: 1.2% SLGC SPAC - Distruptive Leading Platforms: 2.3% $3.00 $2.75 $2.50 $2.25 $2.00 Value Creation from Olink (2) Acquisition – Rerate $1.75 $132.9mm $1.50 10/3/23 10/16/23 10/29/23 11/11/23 11/24/23 12/7/23 12/15/23 (1) (1) LAB Value at Announcement EUn ffectiv affect e ed C Cono snsiderati ideration on ___________________________________________________________ Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023. (1) Unaffected Consideration is calculated as of 10/16/2023. This calculation represents LAB closing price times the exchange ratio of 1.11. Importantly, this date excludes the stock appreciation MADRYN ASSET MANAGEMENT 19 due to the Olink acquisition, which was announced on the following day. (2) Based on pro-forma Fully Diluted Shares Outstanding multiplied by the LAB stock price appreciation from 10/16/23 – 10/17/23. Value Per SLGC Share

# 1 The Proposed Merger Consideration Is Well Below Analyst Price Targets and Reflects a Minuscule Premium

- The transaction values SomaLogic at a trough in its valuation even though the Company faces no pressure to transact
- SomaLogic's public market valuation at the time of announcement was near all-time lows and divorced from SomaLogic's potential, yet the Board chose to use it as a basis for the premium calculation
- The Proposed Merger offers SLGC shareholders insufficient value in an unnecessary transaction that is unresponsive to maximizing SLGC shareholder return

## SLGC Mean Analyst Price Targets [1]



Unaffected Consideration: $1.82
Mean SLGC Analyst Price Target: $5.00
Cowen & Company 8/15/2023
$7.00
Stifel Nicolaus 10/3/2023
$7.00
Jefferies 8/15/2023
$3.50
Canaccord Genuity 10/3/2023
$2.50

## SLGC Premium Analysis Post-Deal [2]



30%
16%
-4%
-21%
-52%
-82%
Value at Announcement
Centerview Fairness Opinion - Precedent Transaction Premium
As of 12/15/2023
Value Before Olink Announcement
Effective Value Premium to 52-Week High
Effective Value Premium to SPAC Price

*Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023.*

*(1) Unaffected Consideration is calculated as of 10/16/2023. This calculation represents LAB closing price times the exchange ratio of 1.11. Importantly, this date excludes the stock appreciation due to the Olink acquisition, which was announced on the following day.*

*(2) Premiums determined comparing SLGC unaffected 10/3/21 stock price, except for the 52-week calculation and the SPAC price calculation.*

MADRYN ASSET MANAGEMENT | 20

2 Deal Price Is Materially Lower Than Recent Trading Prices SLGC shares since start of trading confirms deal was struck near all-time lows $15 $13 $11 $9 $7 October 3, 2023 $5 $3 $1 Deal value as of December 15, 2023 Sep 21 Dec 23 • The current 1.11x exchange ratio is based on an artificially deflated SLGC share price (does not reflect pending catalysts) • This share price is unnecessarily burdened due to SLGC’s lack of full-time management team and recent lack of focus • The current share price does not accurately incorporate the anticipated value creation from the upcoming launch of the co-branded product with ILMN ___________________________________________________________ MADRYN ASSET MANAGEMENT 21 Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023.

# 2 The Growth LST/Dx Segment Has Traded Down Substantially Over the Last Few Years But SomaLogic Can Weather the Storm

- Growth life science tools companies are trading at substantial discounts to 5-year averages; consequently, these growth companies should not transact unless absolutely necessary
- Per SomaLogic's management team's own projections, SomaLogic is uniquely positioned to weather the cycle with a clean balance sheet and runway to cashflow breakeven
- Part of the reason that SomaLogic engaged in a SPAC transaction was to

  *"give companies like a SomaLogic an enormous amount of capital and great board sponsorship and expertise so that they can ride through these moments of dislocation and come out the other side"*

  -Eli Casdin, April 1, 2021
- The ability for standalone SomaLogic to weather the environment remains true today

## Growth Life Science Tools/Diagnostics Valuations Have Disproportionately Suffered in the Current Environment



EV / NTM EBITDA
EV / NTM Revenue
Median NTM Multiple
5yr Median
13.0x
19.4x
13.1x
11.1x
13.3x
19.7x
14.3x
4.9x
S&P 500
Large Cap LST/Dx(1)
SMid Cap LST/Dx(2)
Growth LST/Dx(3)

## SomaLogic Has Years of Runway to Create Value and to Allow Trading Multiples to Recover to Historical Averages



SLGC Forecasted Cash Balance(4)
($ in million)
$600
$500
$400
$300
$200
$100
$0
$402
$296
$231
$191
$172
$173
$192
$235
$307
$413
$559
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033

*Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023.*

*(1) LST/Dx Large Cap includes A, AVTR, BRKR, DHR, PKI, QGEN, TECH, TMO, WAT, ILMN, BIO, BIM, and MTD.*

*(2) LST/Dx SMidCap includes MRVI, ABCM, NTRA, DIA-IT, NVTA, QDEL, NEO, ADPT, CDNA, VCYT, and MYGN. Excludes EBITDA multiples over 40x that are typically not meaningful.*

*(3) Growth LST/Dx includes TXG, TWST, BLI, GH, RPID, MXCT, ISO, AKYA, OLK, OMIC, EXAS, NSTG and SEER.*

*(4) Per SomaLogic management projections in merger proxy. Forecasted cash balance represents 2022 year end actual cash and cash equivalents plus short-term investments. Subsequent years are projected by incorporating SomaLogic management's unlevered FCF projections, per merger proxy.*

MADRYN ASSET MANAGEMENT | 22

3

# Management's Projections Indicate Accelerated Growth

- SLGC management expresses continued confidence in its core business and its future prospects
  - *"I would say most of the time we're seeing fantastic growth in both customer segments, but we're really starting to accelerate and penetrate more deeply in the biopharma."* – Adam Taich, interim CEO, Nov. 8, 2023
  - *"We are reiterating our 2023 revenue guidance of $80 million to $84 million. We continue to see 2023 as a building year for the organization while our teams worked diligently on the many growth drivers ahead."* – Eliot M. Lurier, former interim CFO, Aug. 15, 2023
- SomaLogic's projections disclosed in the Merger Proxy reflect its expectations that SomaLogic's growth will continue unabated and its financial profile will improve
- We believe SomaLogic has the runway to achieve this plan

**Revenue ($ in millions)**



$500
$400
$300
$200
$100
$0
$85 $106 $143 $170 $198 $228 $261 $295 $331 $368 $404
2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033

**Unlevered FCF ($ in millions)**



$200
$150
$100
$50
$-
$(50)
$(100)
$(150)
$(200)
$(138) $(106) $(65) $(40) $(19) $1 $19 $43 $72 $106 $146
2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033

**Forecasted Year End Cash Balance ($ in millions)**



$600
$500
$400
$300
$200
$100
$0
$402 $296 $231 $191 $172 $173 $192 $235 $307 $413 $559
2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033

*Source: SomaLogic management projections per Merger Proxy. CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023.*
*Note: Forecasted cash balance represents 2022 year end actual cash and cash equivalents plus short-term investments. Subsequent years are projected by incorporating SomaLogic management's unlevered FCF projections, per Merger Proxy.*

MADRYN ASSET MANAGEMENT | 23

3 Management’s Own Projections Suggest SomaLogic Is Worth More Than the Consideration Perella Weinberg Partners LP (“PWP”) DCF Valuation • On a standalone basis, we believe SomaLogic has enough runway to create substantial value for shareholders $1.82 $2.21 (1) Unaffected Consideration (2) • Management’s own projections show SomaLogic reaching Current Consideration $404mm in revenue in 2033 $2.59 $3.49 • At no point is SomaLogic projected to have a negative cash balance or require additional financing $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 Revenue ($ in millions) Unlevered FCF ($ in millions) $500 $200 $146 $150 $404 $400 $106 $368 $100 $331 $72 $295 $43 $50 $300 $261 $19 $1 2023 2024 2025 2026 2027 $228 $- $198 2028 2029 2030 2031 2032 2033 $200 $170 $(19) $(50) $143 $(40) $106 $(65) $85 $(100) $100 $(106) $(150) $(138) $0 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 $(200) ___________________________________________________________ Source: SomaLogic management projections per Merger Proxy. SomaLogic filings. (1) Unaffected Consideration is calculated as of 10/16/2023. This calculation represents LAB closing price times the exchange ratio of 1.11. Importantly, this date excludes the stock appreciation due to the Olink acquisition, which was announced on the following day. MADRYN ASSET MANAGEMENT 24 (2) Current Consideration is calculated as of 12/15/2023. This calculation represents LAB closing price times the exchange ratio of 1.11.

3 We Believe SomaLogic Deserves a Much Higher Valuation Implied Valuation Range Based on 2024E Revenue • All objective valuation analyses point to an unfair deal: Comparable Companies: th th $1.82 $2.21 o When considering the 25 – 75 percentile of each fairness opinion’s selected comparable companies analysis (1) $2.77 $4.58 PWP Fairness Comps at today’s trading prices, the consideration is clearly too low SLGC SPAC – Disruptive $3.44 $5.37 (2) Leading Platforms th th o When considering 25 – 75 percentile of the group of “Disruptive Leading Platforms” that the Company utilized (3) $2.37 $4.07 Centerview Fairness Comps in its initial SPAC announcement presentation, the consideration is clearly too low Centerview DCF $2.90 $3.80 o When considering both discounted cash flow analyses Perella DCF conducted by PWP and Centerview, the consideration is $2.59 $3.49 clearly too low $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 • Further, the current consideration is inflated by the re-rate in (4) (5) Unaffected Consideration Current Consideration both SLGC and LAB share prices due to the OLK announced acquisition EV/2024E Revenue Multiples 25th Percentile Median 75th Percentile o When referencing the last unaffected price of LAB shares, (1) the deal is substantially unfair Perella Fairness Comps: 1.80x 4.41x 5.98x (2) (2) SLGC SPAC - Distruptive Leading Platforms: 3.36x 5.63x 7.82x (3) Centerview Comps 0.88x 2.07x 4.82x ___________________________________________________________ Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023. SLGC share prices calculated using FDSO. (1) Perella Fairness Comps include NAUT, CTKB, OLK, QTRX, TWST, AKYA, MASS, SEER, QSI. Utilizes unaffected multiple for Olink (prior to acquisition announcement). (2) SLGC SPAC – Disruptive Leading Platforms include TXG, ABCL, ADPT, GH, NVTA, and TWST. Excludes CELL, as it was recently acquired. (3) Centerview Fairness Comps include NAUT, CTKB, OLK, QTRX, AKYA, MASS, SEER, QSI, NSTG. Utilizes unaffected multiple for Olink (prior to acquisition announcement). MADRYN ASSET MANAGEMENT 25 (4) Unaffected Consideration is calculated as of 10/16/2023. This calculation represents LAB closing price times the exchange ratio of 1.11. Importantly, this stock price is unaffected by the Olink announcement. (5) Current Consideration is calculated as of 12/15/2023. This calculation represents LAB closing price times the exchange ratio of 1.11.

4

# The Olink Transaction Proves There Is Substantial Upside for SomaLogic

- SomaLogic and Olink are the only high-plex proteomic players with scale, and many analysts and investors believe SomaLogic's technology is superior:

> "*The long promised power of proteomics is quickly becoming a commercial and clinical reality and in our view, **SomaLogic is the leading platform in the field**.*"
>
> –Eli Casdin, SomaLogic Press Release, March 29, 2021

- The Proposed Merger severely undervalues SomaLogic when compared to Olink – its only true peer
  - Olink was valued at $3.1 billion in a transaction announced on 10/17/23, at a 74% premium to the 10/16/23 OLK closing stock price
  - In contrast, SomaLogic is being acquired for ~$417mm, based on current value (a/o Dec. 15, 2023) of the consideration which now also reflects the bump from the OLK acquisition (2)

## Comparison of SomaLogic and Olink (1)

| | somalogic | Olink |
|---|---|---|
| **2022A Revenue** | $97.7 million | $139.7 million |
| **2023E Revenue** | $83.8 million | $192.0 million |
| **Stable Management?** | No permanent CEO or CFO | Steady |
| **Stable Board?** | Recent Board Departures | Steady |
| **Enterprise Value** | ($19 million) | $1,680 million |
| **# of Proteins Measured** | 11,000 | 5,400 |

**The Board has an obligation to consider if the Olink acquisition means SomaLogic is undervalued and should remain standalone to accrue additional value for SomaLogic shareholders**

*Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023.*
*(1) Enterprise Values per FactSet as of 10/03/2023. Represents pre-announcement / unaffected SomaLogic valuation.*
*(2) Per FactSet, accessed on 12/17/23, based on SLGC basic shares outstanding.*

MADRYN ASSET MANAGEMENT | 26

III. The Proposed Merger is the Result of a Deeply Flawed and Conflicted Process

# The Proposed Merger is the Result of a Deeply Flawed and Conflicted Process

| | | |
|---|---|---|
| 1 | **The transaction structure clearly benefits Casdin Capital through a non-traditional pro-forma capital structure** | • Casdin Capital retains its valuable change-of-control put right associated with the Series B Preferred Stock<br>• Casdin Capital retains its outsized governance and voting rights despite LAB's pro forma "minority" ownership<br>• Casdin Capital supports its LAB position by infusing $450mm of cash along with SomaLogic's unique technology into what may become a challenged position |
| 2 | **Whether explicitly directed or not, SomaLogic's transaction committee was clearly not independent and has incentives to structure a deal that benefits Mr. Casdin and Casdin Capital** | • Mr. Casdin's recusal from the SomaLogic Transaction Committee doesn't solve the issue of deep interconnectedness with his fellow board members<br>• The SomaLogic Transaction Committee, which was composed of new board members after the abrupt departure of three previous directors, had little skin-in-the-game in SomaLogic; on the other hand, Mr. Casdin's influence matters more in other situations for them |
| 3 | **The merger process has unexplained gaps and shows that SomaLogic did not fulsomely evaluate all potential alternatives** | • The Merger Proxy discloses several sets of discussions with LAB that went nowhere<br>• Even if the fundamentals of the deal made more sense in summer 2023, SomaLogic appears to have not run a legitimate and fair process |
| 4 | **The Merger Proxy explicitly states that SomaLogic's financial advisor expects that it may be paid by a company controlled by Casdin[1]** | • The Merger Proxy explicitly states that PWP is attempting to win future business from a company controlled by Mr. Casdin; that is deeply concerning and calls into question PWP's independence |
| 5 | **The basis upon which the process was launched is deeply flawed – SomaLogic has years of runway and transacting now only solidifies its historically low valuation** | • Based on management's forecasts, SLGC has plenty of runway to create value for shareholders as a standalone company<br>• The growth life science tools market is trading at all-time lows and companies should not transact unless necessary to extend runway |

*Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023.*
*(1) SLGC-LAB Merger Proxy, page 121.*

MADRYN ASSET MANAGEMENT | 28

1

# The Transaction Structure Disproportionately Benefits Casdin Capital

## Casdin Capital retains the valuable Series B Put Right, exercisable upon a future change-in-control

- It is incredibly concerning that Casdin Capital and Viking Global can force the Company to repay the value of their investment in cash in a liquidation or change of control transaction (e.g., merger, sale, or downside outcome)
- SomaLogic shareholders had no involvement with LAB's decision to issue expensive, debt-like equity securities and should not be burdened by them going forward
- When considering LAB's senior debt and convertible debt, SLGC shareholders are junior to approximately $314mm of legacy LAB securities in a change of control despite having a clean balance sheet today
- A review of recent life sciences mergers revealed that no combined company had preferred stock
- It is noteworthy that SomaLogic's fairness opinion did not include a Selected Comparable Transactions Analysis

### What is the Series B Preferred Stock and Associated Put Right?

- The Series B Preferred Stock is the financial instrument through which Casdin Capital invested in LAB
- Among other things, the Series B Preferred Stock contains dividend rights, liquidation rights, conversion and redemption rights, and specialized voting and consent rights
- Importantly, the Series B Preferred Stock ranks senior to common equity in any liquidation or change-of-control scenarios
- Reading the fine print, the Series B Preferred Stock also contains debt-like downside protections:
- **Liquidation Rights:** A liquidation preference equal to the greater of the following, payable in cash, (i) the Liquidation Preference (~$250mm) and (ii) the as converted value of the preferred (i.e., ~75mm shares worth of value)
- **Change of Control Rights:** If the Company undergoes a change of control (e.g., a future merger or acquisition), then the Series B Preferred Stockholders get the greater of following, payable in cash, (i) the liquidation preference (~$250mm) or (ii) the amount of cash and/or other consideration that such holder would be entitled to receive on an as converted basis (i.e., ~75mm shares worth of value)

**The SLGC Board is recommending shareholders accept a transaction in which they would be junior to a substantial amount of LAB's equity – including Casdin Capital's preferred equity**

*Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023.*

MADRYN ASSET MANAGEMENT | 29

1

# Standard and Casdin Will Maintain Outsized Control of the Combined Entity

## The Series B Preferred Stock contains outsized voting/consent rights that leave SomaLogic stakeholders beholden to Casdin Capital

- Typically, pro forma governance in a merger mirrors the ownership split negotiated in the deal – that is clearly not the case here
- The pro forma board will be composed of professionals with known ties to Mr. Casdin:

**Combined Company Board of Directors:**



Eli Casdin
Troy Cox
Kathy Hibbs
Michael Egholm
Fenel Eloi
Tom Carey
Frank Whitney

☐ *Connected to Mr. Casdin*

### What special voting/consent rights does the Series B Preferred Stock have?

- A majority vote of the Series B Preferred Stock or written approval is required for taking the following actions:
  - (i) issuing new securities with rights ranking senior to or on parity with the Series B Preferred Stock
  - (ii) the declaration or payment of any dividend or distribution
  - (iii) the purchase, redemption, or other acquisition of any capital stock of the Company ranking junior to the Series B Preferred Stock
  - (iv) any amendment to the rights, powers, preferences, privileges, or voting powers of the Series B Preferred Stock
  - (v) any amendment to the charter or bylaws that would have an adverse effect on the rights, preferences, privileges, or voting power of the Series B Preferred Stock
- Additionally, Casdin, through the Series B Preferred Stock class, has the right to nominate members to the board of directors at all times
- Finally, Casdin, as a designee of the Series B Preferred Stock, has specific consent rights over, among other things:
  - Any increase in the number of directors beyond seven
  - Hiring, promotion, demotion, or termination of the CEO
  - Any bankruptcy filing
  - Any change in the business of combined company
  - Any material acquisitions
  - Any material sale of assets

*Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023.*

MADRYN ASSET MANAGEMENT | 30

1

# Approval and Consent Rights of Holders of Series B-1 and B-2 Preferred Stock

## Holders of Series B-1 and B-2 Preferred Stock maintain substantial approval and consent rights in the Combined Company

- Holders of Series B-1 and B-2 Preferred Stock have ***approval rights***, meaning that approval of at least **60% of the outstanding Series B Preferred Stock is required to:**
  - amend the Charter to create any new series of securities with rights ranking senior to/on parity with the Series B-1 and B-2 Preferred Stock
  - declare/pay any dividend/distribution
  - purchase, redeem, or acquire common stock or other capital stock ranking junior to the Series B-1 and B-2 Preferred Stock
  - amend the rights/voting powers of the Series B-1 Preferred Stock or the Series B-2 Preferred Stock
  - amend the Charter or Bylaws in any way that would have an adverse effect on the Series B-1 Preferred Stock or the Series B-2 Preferred Stock
- Director designees of Holders of Series B-1 and B-2 Preferred Stock have ***consent rights*** over, among other things:
  - any increase in the number of directors beyond seven
  - hiring, promoting, demoting, or terminating the Chief Executive Officer
  - entering into or modifying any Related Person transactions
  - any change in the principal business or entry into any new line of business
  - certain acquisitions (including by merger) and dispositions

**If the Proposed Merger is completed, the rights of SomaLogic shareholders will be inferior to those of Holders of Series B-1 and B-2 Preferred Stock, namely Mr. Casdin**

***Holders of Series B-1 and B-2 Preferred Stock "may be able to determine or significantly influence matters requiring shareholder approval. The interests of significant shareholders may not always coincide with the interests of the Combined Company or the interests of other shareholders."***
*– DEFM14A, filed by SomaLogic with the SEC on December 1, 2023*

*Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023.*

MADRYN ASSET MANAGEMENT | 31

1

# Casdin Capital's LAB Position Benefits Greatly from the Proposed Merger

**The deal greatly benefits LAB and Casdin Capital by de-risking LAB's cash and runway at the expense of SomaLogic shareholders**

- In addition to retaining the Series B Put Right and other valuable rights, Casdin Capital also benefits by buoying LAB's balance sheet with substantial cash and SomaLogic assets:
  - LAB has $64.2mm in debt maturing by 12/31/2024
  - LAB is expected to burn $52mm over that period on an unlevered basis (excluding debt repayment) according to LAB management (1)
  - LAB would likely need to finance in the next 12 months to fund its operations and satisfy its debt obligations
  - If LAB was forced to engage the public capital markets for a financing, the deal terms may prove onerous due to its messy balance sheet
  - The SLGC deal solves LAB's impending cash crush on favorable terms

## Pay Out Structure in Future Change of Control

1.) $9.2mm of Senior Debt

2.) $55mm of Convertible Debt

3.) $250mm+ of Series B Preferred Stock

4.) SLGC Shareholders and LAB Common Holders

| *As of 09/30/2023* | Cash and Cash Equivalents | Debt and Debt-Like Securities |
|---|---|---|
| Standard BioTools | $128.9 million | $314.2 million |
| somalogic | $453.8 million | $0.0 million |
| Pro Forma Combined Entity | $582.7 million | $317.0 million |

**The deal seems more like a bailout for LAB than an enhanced value opportunity for SLGC shareholders**

*Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023.*
*(1) Calculated as 25%*2023 unlevered FCF + 2024 unlevered FCF.*

MADRYN ASSET MANAGEMENT | 32

2 March 2023 Board Changes Lead to Questions Regarding Mr. Casdin’s Influence One month before discussions with LAB resumed, the SLGC Board and Transaction Committee underwent significant changes that appear to be influenced by Mr. Casdin SLGC Board Prior to March 2023: SLGC Board Post-March 2023 Shake Up: *Transaction Committee Eli Casdin* Eli Casdin Robert Barchi Troy Cox* Tycho Peterson* Robert Barchi Troy Cox Roy Smythe Charles M. Lillis Richard Post Jason Ryan* Stephen Quake Richard Post Tom Carey* Connected to Mr. Casdin Anne Margulies Kevin Conroy Ted Meisel Anne Margulies Kathy Hibbs ___________________________________________________________ MADRYN ASSET MANAGEMENT 33 Note: Names with a strikethrough were removed prior to end of March 2023.

2

# Mr. Casdin's Connections to the Transaction Committee Void His "Recusal"

## A review of Mr. Casdin's relationships with SomaLogic Board members reveals troubling conflicts of interest



Troy Cox
SomaLogic Director

FOUNDATION MEDICINE® · LetsGetChecked · zymeworks

- Former CEO at Foundation Medicine, Series B financing led by **Casdin Capital**
- Current Director and former board chair at LetsGetChecked, where **Casdin Capital** is an investor
- Current Director at Zymeworks, where **Casdin Capital** was listed as a shareholder in 2020

Eli Casdin
SomaLogic Director



*SLGC Transaction Committee*

*Combined Company Board Member*

EXACT SCIENCES · perspective GROUP

- Founder of Perspective Group, where **Casdin Capital** is a client
- Director at Exact Sciences, where **Casdin Capital** is an investor



Tom Carey
SomaLogic Director

Adaptive · CM LIFE SCIENCES



Tycho Peterson
SomaLogic Director

- Adaptive CEO Chad Robins sits on the board of CM Life Sciences III, a SPAC sponsored by **Casdin Capital**

magenta THERAPEUTICS · sema4 · FOUNDATION MEDICINE® · ARCHER® · GeneDx · SINGULAR GENOMICS

- CFO at Magenta Therapeutics when **Casdin Capital** led Series C financing
- Served on the board of Sema4 alongside **Casdin Capital**
- Former CFO at Foundation Medicine, where **Casdin Capital** was an investor
- Director at Singular Genomics, where **Casdin Capital** was an investor
- Executive Chair at GeneDx, where **Casdin Capital** is an investor
- Former Director at ArcherDx, where **Casdin Capital** was an investor



Jason Ryan
SomaLogic Chair

*Source: Company filings and Press Releases.*

MADRYN ASSET MANAGEMENT | 34

3

# The Merger Process Has Unexplained Gaps With Lack of Disclosure

- **9/1/21** — SomaLogic Completes SPAC Transaction with CM Life Sciences II, Inc.
- **2/14/22** — SLGC and LAB enter into NDA to facilitate discussions; no proposals result
- **4/2022** — Casdin Capital Leads $250mm investment in LAB
- **6/2/22** — Dr. Egholm (CEO LAB) and Dr. Smythe (CEO SLGC) hold an intro call to discuss interest in exploring a combination of LAB and SLGC
- **8/8/22 and 10/3/22** — Meetings are held in Boulder, CO and San Diego, CA, respectively, to facilitate diligence between SLGC and LAB
- **11/2022** — Discussions are terminated without any specific valuation or other terms being proposed and no term-sheets
- **3/28/23** — Dr. Smythe resigns; two independent directors retire; Mr. Taich is appointed interim CEO; four new directors are appointed to the Board
- **4/28/23** — Egholm and Mr. Taich hold call to discuss interest in pursuing a transaction
- **May/Early June 2023** — Informal discussions to further explore the strategic rationale of a potential combination
- **6/16/23** — SLGC receives June 16 Proposal from LAB; Mr. Casdin is recused from LAB transaction committee but is still a part of SLGC Transaction Committee
- **Undisclosed time after June 16** — Mr. Casdin is recused from SLGC Transaction Committee
- **7/6/23** — SLGC Transaction Committee instructs PWP to contact 16 other parties about a deal
- **7/27/23** — "Counterparty B" signals interest in a minority investment in SLGC
- **8/2/23** — "Counterparty G" signals interest in a minority investment in SLGC
- **8/12/23** — SLGC counter proposal is delivered to LAB; Put Right is explicitly removed for Series B Preferred Stockholders in the combined entity
- **8/17/23** — LAB proposes counter proposal; re-inserts Put Right
- **8/18/23** — SLGC signals to LAB it will not accept revised exchange ratio; unclear what the dialogue was on Put Right
- **August and September** — Negotiation on exchange ratio; SLGC makes clear Put Right not acceptable
- **9/25/23** — Legal Representatives of Casdin Capital are notified that SLGC wants Put Right removed
- **9/27/23** — Legal reps of Casdin Capital and Viking communicate that both parties are unwilling to remove Put Right
- **10/1/23** — SLGC Transaction Committee, after hearing that Casdin Capital will not remove the Put Right, suddenly decides the onerous term is acceptable
- **10/4/23** — **Proposed Merger Is Announced**

*Source: SLGC-LAB Merger Proxy.*

MADRYN ASSET MANAGEMENT | 35

3

# Key Questions Regarding the Process

| | |
|---|---|
| 1 | Why wasn't Mr. Casdin recused earlier from the SomaLogic Transaction Committee? There was substantive back and forth between the companies while he remained on both transaction committees |
| 2 | Why did initial discussions with LAB terminate? Why did certain board members and the former CEO Roy Smythe resign in March 2023 (just before discussions with LAB resumed in April 2023)? Did it have anything to do with the LAB deal? |
| 3 | Was the Board aware that the four "independent" board members appointed in March 2023 had prior connections to Mr. Casdin? |
| 4 | Was the Board aware that every member of the SomaLogic Transaction Committee had prior connections to Mr. Casdin? |
| 5 | Why weren't the minority investment opportunities advanced? If those investments could have resulted in a strategic investor supporting SLGC's commercialization efforts, that could be value-maximizing for SLGC shareholders |
| 6 | How did the SLGC Transaction Committee suddenly get comfortable with Casdin Capital's retention of the Put Right? |
| 7 | Why are each of the SomaLogic designees for the board of directors of the combined company individuals with identified connections to Mr. Casdin? |

MADRYN ASSET MANAGEMENT | 36

3 SLGC's Former CEO Opposed a Merger With LAB Twice “ The first time the company was asked to consider a merger with Standard BioTools … [t]he strong consensus was the Standard BioTools technology and products were not additive or synergistic and SomaLogic’s balance sheet did not require any additional capital. The M&A committee of the board asked the management team to ‘kill’ the deal … [t]here was subsequent contention between a board member and the management group / CEO for not supporting the proposal. Several months later, the management team was again asked to evaluate the deal, after looking at other opportunities. The recommendation from management was unchanged… I did not believe this deal provided for commercial lift, and there was adequate capital to continue the current plan of commercial team growth and product diversification - with significant market interest in the standalone company. In both of the two years prior to my departure, the company doubled its customer base, and it is my understanding this trend has continued. ” -Roy Smythe, former SomaLogic CEO MADRYN ASSET MANAGEMENT 37

3

# Additional Questions About SomaLogic's Process

## SLGC's process was characterized by an abbreviated diligence period and what appears to be cursory efforts to evaluate other transaction options

- SomaLogic was granted access to LAB's data room on September 20th
  - The merger agreement between SomaLogic and Standard was executed October 4th, **just two weeks later**
  - Consider this timeline in light of Thermo Fisher's recent acquisition of proteomics player Olink, where **nine weeks** elapsed between data room access and merger agreement execution
- PWP reached out to 16 potential transaction counterparties on behalf of SomaLogic; however:
  - **Just one** of the counterparties contacted by PWP entered into a confidential disclosure agreement in connection with this outreach
  - Compare these efforts to those in the Olink transaction. While only seven strategic bidders were contacted, six parties entered into an NDA, five parties conducted management info sessions, and three parties submitted IOIs

- **How was SomaLogic able to fulsomely evaluate LAB as a merger counterparty within what appears to be an extremely narrow diligence window?**
- **How is it possible that just one transaction counterparty out of 16 progressed to the execution of an NDA with SLGC when several parties indicated interest in a minority investment?**

**SomaLogic shareholders deserve more transparency into the nature and quality of the diligence process and PWP's outreach efforts**

*Source: SLGC-LAB Merger Proxy.*

MADRYN ASSET MANAGEMENT | 38

4 We Question the Independence of SLGC’s Financial Advisor The Merger Proxy discloses that SLGC’s advisor was conflicted • The Merger Proxy says on page 121 that SomaLogic’s financial advisor expects that it may be compensated by Casdin Capital, the conflicted shareholder with positions in both SLGC and LAB Shareholders should be concerned that the Board is using a financial advisor that expects to be paid by a separate company controlled by Casdin Capital ___________________________________________________________ MADRYN ASSET MANAGEMENT 39 Source: SLGC-LAB Merger Proxy.

5

# SomaLogic Does Not Need to Transact

## SomaLogic has significant growth potential as a standalone entity and does not need to transact at this time

- The basis upon which the SomaLogic strategic process was launched was deeply flawed (a purported review of financing sources for a company with sufficient cash)
- SLGC has plenty of runway
- Growth LST/Dx companies are trading at all-time lows; transacting now locks in historically low valuation for SLGC shareholders

### SLGC's Forecasted Cash Balance ($ in millions) (1)



$600
$500
$400
$300
$200
$100
$0
$402
$296
$231
$191
$172
$173
$192
$235
$307
$413
$559
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033

### Growth Life Science Tools/Diagnostics Valuations Have Disproportionately Suffered in the Current Environment



EV / NTM EBITDA
EV / NTM Revenue
13.0x
19.4x
13.1x
11.1x
13.3x
19.7x
14.3x
4.9x
S&P 500
Large Cap LST/Dx(2)
SMid Cap LST/Dx(3)
Growth LST/Dx(4)
Median NTM Multiple
5yr Median

Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023.

(1) Per SomaLogic management projections in merger proxy. Forecasted cash balance represents 2022 year end actual cash and cash equivalents plus short-term investments. Subsequent years are projected by incorporating SomaLogic management's unlevered FCF projections, per merger proxy.
(2) LST/Dx Large Cap includes A, AVTR, BRKR, DHR, PKI, QGEN, TECH, TMO, WAT, ILMN, BIO, BIM, and MTD.
(3) LST/Dx SMidCap includes MRVI, ABCM, NTRA, DIA-IT, NVTA, QDEL, NEO, ADPT, CDNA, VCYT, and MYGN. Excludes EBITDA multiples over 40x that are typically not meaningful.
(4) Growth LST/Dx includes TXG, TWST, BLI, GH, RPID, MXCT, ISO, AKYA, OLK, OMIC, EXAS, NSTG and SEER.

MADRYN ASSET MANAGEMENT | 40

# What SLGC Shareholders Should be Asking

| | |
|---|---|
| 1 | The Preferred equity is effectively debt until it is in-the-money. Why would retaining this structured capital be acceptable to SLGC shareholders? |
| 2 | Why did the SomaLogic Board ignore the clear conflicts of interest between Mr. Casdin and the rest of the Board, including each member of the transaction committee? Will the Merger Proxy be updated to reflect these conflicts? |
| 3 | After the Proposed Merger, SomaLogic shareholders will hold 57% of the combined company but only have the right to designate three directors to a seven-director board that includes two directors appointed by Casdin Capital and Viking. Why does the merger agreement give Standard the right to appoint a number of directors that is disproportionate to their stake in the new entity? |
| 4 | The Merger Proxy clearly explains that the SomaLogic Transaction Committee initially was not comfortable burdening the pro forma combined company with the Series B Put Right but suddenly became comfortable – what caused this change? |
| 5 | The proxy does not contain adequate disclosure around whether minority investment transactions were fulsomely considered by the SomaLogic Transaction Committee. Did the SomaLogic Transaction Committee further explore those minority investment transactions or consider expanding the universe of contacted parties who may be interested in such a transaction? |
| 6 | How did the SomaLogic Transaction Committee gain comfort around the outsized voting and consent rights afforded to Series B Preferred Stockholders (i.e., consent rights on the incurrence of indebtedness, changes to the size of the board, appointment or removal of the CEO, etc.)? |
| 7 | SomaLogic has significant growth potential with a strong, cash-rich balance sheet that provides several years of runway. Given the current headwinds facing all growth-stage life science tools companies, why should SomaLogic transact in the current environment? |
| 8 | Why did initial discussions with LAB terminate? Why did certain board members and the former CEO Roy Smythe resign in March 2023 (just before discussions with LAB resumed in April 2023)? Quotes from former CEO indicate that there was pressure to do a deal and that the old conformation of the board did not support the transaction. |

MADRYN ASSET MANAGEMENT | 41

IV. SLGC Has Far Superior Prospects, Including as a Standalone Company

# SLGC Has Far Superior Prospects, Including as a Standalone Company

**1** **SLGC's continued operational re-organization, commercial execution, and ongoing R&D efforts can likely create value for shareholders – permanent management should be installed**

- According to the Merger Proxy, SLGC's cost-savings / operational re-organization is going well and will generate ~$27mm in run-rate OpEx savings by 2026
- SLGC continues to make commercial progress in a tough macroeconomic environment ahead of its distributed kit launch
- SLGC's pipeline continues to mature positively
- Why didn't the Board take the search for a new management team seriously?

**2** **We believe that the distributed kit product launch can be transformative for the Company from a revenue and growth perspective**

- Launching the co-branded kit with ILMN will give SLGC the commercial heft it needs to properly serve the market for proteomics
- SLGC continues to state that the decentralized kit, partnered with ILMN, is advancing to a pilot early next year
- SLGC is advancing other avenues to create decentralized kits as a hedge to the ILMN partnership and future growth opportunity (e.g., acquisition of Palamedrix)

**3** **The mid-to-high-plex proteomics market is in its infancy, and SLGC will continue to benefit from that tailwind**

- The proteomics market has the potential to be as large or larger than the genomics market
- In our opinion, given its technology and brand, SLGC is well-positioned to capitalize on the growing proteomics market
- Applications of proteomics are bearing significant fruit for SomaLogic's customers today and show that proteomics is a burgeoning market with significant potential

**4** **There is no operational downside to SLGC if it does not consummate the Proposed Merger; SLGC is a scarce asset and can likely fetch a strong valuation in the future**

- The Company has the cash on hand to get to cash flow positive and realize value from its various R&D / Commercial initiatives
- SomaLogic has a proprietary platform (technology, database, bioinformatics) that no other company can replicate and is still a potential acquisition candidate

*Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023.*

MADRYN ASSET MANAGEMENT | 43

1 SLGC’s Cost Savings Initiatives Are Expected to Generate ~$27mm in Run-Rate Operating Expense Savings By 2026 • When SLGC announced its SPAC transaction, the Company intended to not only focus on its core business, but also build substantial diagnostics and research businesses o Operating expenses spiraled out of control with little revenue growth, and, in response, the Company has re-focused on its core business while also curtailing costs • In 2022 and through 2023, management has worked to right size its cost structure o “And as we had talked about over the last couple of quarters, we have rightsized the organization. We've taken a significant amount of operating expenses out of the company over the last few months, focusing the company primarily on life sciences efforts.” – Roy Smythe (1/12/23) • The Merger Proxy discloses that LAB management believes SLGC will reduce operating expenditures by a further $27mm, while still growing revenue to $155mm; representing a decrease in operating expenditure margin from ~187% in 2023E to ~83% in 2026P Recent Relevant Management Commentary “We've made early progress, and this quarter's operating expenses reflect a 26% reduction over the same quarter last year. We are focusing our organization to preserve our substantial cash position and allow for operational flexibility into the future.” – Adam Taich, Q2 2023 Earnings Call (8/14/23) “I have continued confidence and positioning SomaLogic to increase revenue and improve margins while spending less capital” – Adam Taich, Q1 2023 Earnings Call (5/11/23) It is critical to say that while growth is important, we must manage the business efficiently and with more disciplined cash management. As stewards of shareholder capital, I'm committed to diligent spending, tight investment prioritization and commercial initiatives that deliver results consistently. – Adam Taich, Q4 2022 Earnings Call (3/28/23) I recognize that our balance sheet is one of our key assets, and I and the team will make sure to protect it. – Adam Taich, Q4 2022 Earnings Call (3/28/23) How does adding up to $300mm in debt and debt-like securities “protect” SLGC’s balance sheet? MADRYN ASSET MANAGEMENT 44 ___________________________________________________ Source: CapitalIQ, Company filings, transcripts, and Wall Street research.

# 1 SLGC Continues to Make Commercial Progress in a Tough Macroeconomic Environment Ahead of Its Distributed Kit Launch

- Despite a challenging macroeconomic environment, the Company has performed well given constrained biopharma and academic lab budgets
- The Company has significantly expanded its site of service business and will continue to grow in that channel
  - The Company is on track to meet its expectation of doubling the number of authorized sites up and running to >16 by year-end
  - Sites will begin to roll out 11K plex offering

## Recent Relevant Management Commentary

> *"Turning to progress in the quarter. Let me start with our core assay services offering, our largest revenue contributor in the near term. In recent quarters, we have taken steps to stabilize the business and position it for growth. Our commercial teams are intensely focused on new customer acquisition as well as driving high levels of customer retention."*

– Adam Taich, Q2 2023 Earnings Call (08/14/23)

> *"We continue to expand our reach into new biopharma accounts and are broadening the impact of the SomaScan platform well beyond our traditional discovery call points"*

– Adam Taich (08/14/23)

> *"Equally important is the expansion of our distributed solution or Authorized Sites program. Since the full-scale launch of this program at the beginning of 2023, we have signed agreements with several partners to enable broader access of our technology, both domestically as well as into untapped international markets."*

– Adam Taich (08/14/23)

## Recent Quarterly Performance

- In 3Q:23, SLGC achieved revenue of $22 million, reflecting 14% year-over-year growth when excluding nonrecurring licensing revenue from the previous year's quarter; product revenue per quarter (distributed site of service solution) has nearly tripled YTD, growing from $1.1 in Q1:23 to $3.4 in Q3:23 with the expectation that it will continue to grow rapidly from here
  - SLGC raised its full year 2023 revenue expectations to $82 million to $85 million from the prior range of $80 million to $84 million

## Despite the 2023 Headwinds, SLCG Has Seen Tremendous Revenue Growth


Strong Revenue Profile and Balance Sheet
WITH SIGNIFICANT OPPORTUNITY AHEAD
Strong Balance Sheet
Provides significant spending flexibility and strategic optionality to enhance future growth
ANNUAL REVENUE
($ MILLIONS)
>35%
5-YEAR REVENUE CAGR
$21
$28
$32
$56
$81.6
$97.7
2017
2018
2019
2020
2021
2022
somalogic

Source: CapitalIQ, Company filings, transcripts, Wall Street research, and SomaLogic's website, accessed as of 12/15/2023.

MADRYN ASSET MANAGEMENT | 45

1

# SLGC's Pipeline Continues to Mature Positively

- SomaLogic's SomaScan 11K Platform, showcasing an increase from 7,000 to 11,000 proteins, not only represents a significant leap in proteomics by covering over half the human proteome but also solidifies its technological leadership, offering unmatched protein measurement capabilities in the market
- The Company's strategic partnerships with top-tier commercial and academic players like Novartis, Amgen, and Illumina, along with a robust operational deployment of its cutting-edge platform, emphasize SomaLogic's strong market presence and validate its first-mover advantage in the proteomics industry
- With the goal of ultimately measuring the entire proteome, SomaLogic is at the forefront of biomarker discovery, enhancing the precision of targeted healthcare therapies and contributing to the advancement of precision medicine through deeper insights into disease mechanisms and therapeutic responses
- SomaLogic's commitment to continued innovation is further exemplified by the ongoing development of its distributed kit products, which mirrors the Olink commercial model and further bolsters the Company's position as an industry leader and pioneer in the evolving field of proteomics

## SomaLogic Continues to Expand the Size and Universe of Its Measurable Proteins



SomaScan Assay Size
12,000
10,000
8,000
6,000
4,000
2,000
0
2014
2016
2018
2020
2022
2024

*The scalability enabled by SLGC's aptamer-based approach will enable the SomaScan Assay to continue to grow and approach measuring the entire proteome.*

*"**Proteomics is a huge untapped opportunity set** and a next frontier for drug discovery, research, and diagnostics. **[SomaLogic] is a uniquely positioned company** on that frontier and the one we see as **leading the charge** to deliver enormous value for researchers, clinicians and investors alike."*

–Eli Casdin, SomaLogic Press Release, September 1, 2021

*"This is a huge untapped opportunity set for Proteomics broadly but specifically for SomaLogic. **No other company in the space is this far along or is really anywhere in the clinical market.**"*

–Eli Casdin, SomaLogic Investor Webcast, March 29, 2021

*Source: CapitalIQ, Company filings, transcripts, Wall Street research, and SomaLogic's website, accessed as of 12/15/2023.*

MADRYN ASSET MANAGEMENT | 46

1

# Why Didn't the Board Take the Search For New Management Seriously?

**How often do companies pursue a sale process with a temporary management team, when they have $450 million of cash and plenty of cash runway?**

- Permanent management is critical to drive long-term shareholder value, particularly with upcoming product launches and an ongoing strategic shift
- The abrupt resignation of CEO Roy Smythe and the rapid appointment of Adam Taich as interim CEO left analysts perplexed
  - Adam Taich's prolonged interim title, despite no publicly disclosed active search for a permanent CEO, signals unclear strategic direction by the Board
  - The CFO role, filled temporarily by a consultant, indicates a more understandable short-term approach compared to the CEO's position
- The Board's decision to not run a CEO search and not elevate Adam Taich to permanent CEO reflects their disregard for SLGC's standalone prospects

## Priorities of the Board: New Board Member Appointments vs. Permanent Management Search

*"We felt interim [CEO] was simple as this was appropriate in the context of simultaneously bringing on 4 seasoned strategic leaders as new Board members."*

*- Troy Cox – Executive Chairman of SLGC Board*

*"Okay. So – I'm sorry, so he's the full-time guy or you're not conducting a simultaneous search in addition to having Adam in the seat"*

*- Daniel Brennan – TD Cowen Research, Senior Tools & Diagnostics Analyst*

*"In the near term, we're going to focus on onboarding our new Board members and empowering Adam to execute on our strategy."*

*- Troy Cox – Executive Chairman of SLGC Board*

*SLGC Earnings Transcript, 03/28/2023*

*"Interim CEO/CFO titles a bit confusing: It's been 4+ months and 2+ months since interim CEO Taich & CFO Lurier were appointed to their respective roles on interim bases. The CFO (filled by external consultant) status makes sense. But in the case of the CEO role, Taich indicated there's no active search underway & that he seems to have support of the Board. Unless, for example, there were other strategic considerations afoot, it's not clear why the interim CEO title is still necessary."*

*- Jefferies – Brandon Couillard, 08/15/2023*

Source: CapitalIQ, Company filings, transcripts, and Wall Street research.

MADRYN ASSET MANAGEMENT | 47

# 2 Partnership With Illumina Will Give SLGC the Commercial Heft It Needs to Properly Serve the Proteomics Market

## What Is the Partnership?

- On 12/31/21, SLGC partnered with ILMN to bring together ILMN's genomics platform with SLGC's proteomics platform in a major commercial arrangement to better enable multi-omics research worldwide
- In partnership, the companies will develop co-exclusive, co-branded, next-generation sequencing (NGS)-based proteomics products. This will enable customers to run the SomaScan test on Illumina sequencers, opening up real time access to ~10,000 Illumina customers
  - Illumina has an install base of 23,000 sequencers / 9500 customers in 155 countries[1]
- The partnership will leverage ILMN's global installed base and commercial sales force (>17K sites, 70% of NGS market)
- ILMN will pay SLGC $30mm up-front as well as royalty payments in each year following the first commercial sale of the co-developed products. In the fifth and each subsequent year following the first commercial sale, ILMN will pay a minimum annual royalty payment of $25.9mm to SLGC
- At the time ILMN's CTO said:

> *"Proteins play a central role in cellular function and health, and NGS can support a greater understanding of this role by unlocking biological insights at scale. We are committed to increasing the utility of NGS, and our partnership with SomaLogic will enable existing and future NGS customers to conduct even more sophisticated, high throughput multiomic studies."*

## What Do Analysts Think of the Partnership?

- Most analysts were positive on the partnership, as shown in the example below:

> *"[W]e believe that the partnership will allow each company to benefit from the synergies between complementary modalities such as proteomics and genomics. We think the industry-leading capabilities of each company further bolster the value generation potential of the partnership. Although it may take time for the partnership to pay meaningful dividends, we fully expect the companies to announce development milestones and launch goals in the time period leading up to commercialization. These should be important catalysts for each company over the next few years, especially for SomaLogic given the materiality of the potential revenue contribution from the co-developed products."*

– Kyle Mikson, Canaccord (01/05/22)

## What Is the Latest Timing Update and Are Customers Excited?

- The kit product launch will begin with early access in 2024 and a full launch in 2025

> *"While attending the American Society of Human Genetics meeting in Washington, D.C. last week, I had the opportunity to speak to a number of prospective customers who are really excited about being able to leverage their Illumina NGS instrumentation to gain deeper proteomic insights in their research. The energy around this effort is palpable, and the level of interest from customers is high."*

– Adam Taich (11/08/2023)

illumina + somalogic™

*Source: CapitalIQ, Company filings, transcripts, and Wall Street research.*
*(1) Taken from Illumina's website.*

MADRYN ASSET MANAGEMENT | 48

# 3 The Proteomics Market Has the Potential to be as Large or Larger Than the Genomics Market

## Analyst Quotes

*"We believe the field of next-gen proteomics tools is today akin to where genomics & DNA sequencing was in early-2000s."*

– Initiation of Coverage, Jefferies 12/10/21

*"SomaLogic is targeting the proteomics market, which we believe could be larger than the genomics market (we estimate the NGS market could be $25-50 billion)."*

– Kyle Mikson, Initiation of Coverage, Canaccord 12/14/21

*"Overall, we believe proteomics (including the high-plex segment) is not a winner-take-all market, and it should be large enough for platforms with different specializations to achieve strong market share."*

– Kyle Mikson 12/14/2022

## Company Quotes

*"The total addressable market for proteomics will approach $100 billion over the next several years. It includes a current $50 billion life sciences tools component represented by biopharma translational academic institutes, and emerging diagnostics opportunity, which over the next few years -- several years should grow to more than $40 billion. **This is an opportunity with clear parallels to the early growth years of genomics.**"*

– Roy Smythe, 11/15/21

*"We have known SomaLogic for a long time but became investors last year when we led their Series A. It is always a little bit interesting to call it a Series A when you are investing in a company that's 20 years old and had about $500M already invested in it. And what we saw, as we had seen early on in the field of genomics, the maturation of a field of proteomics that has an order of magnitude bigger potential to impact human life and we've been looking for a dominant platform company that could not only bridge the enablers but also take the information and data base of proteomics and leverage it into clinical applications"*

– Eli Casdin, 3/29/21

## Market Over Slide from SPAC Transaction



Industry Evolution: From Enabler to Applications to Integrated Platforms
GENOMICS APPLICATIONS
Adaptive
natera
veracyte
GENOMICS ENABLING
10x
illumina GRAIL
~$70B
Genomic TAM
PROTEOMICS ENABLERS
nautilus
Quanterix
seer
olink
FULL-SPECTRUM PROTEOMICS PLATFORM
somalogic
~$90B
Proteomics TAM
somalogic

## SomaLogic Well Positioned to Capture Upside

- Given its technology and brand, SLGC is well-positioned to capitalize on the growing proteomics market
  - More than 700 peer-reviewed publications demonstrating the power of the SomaScan platform have been published, with over 450,000 samples tested since 2010, the technology is protected by over 600 patents
  - Elite customer relationships with over 185 customers, including nine of the top 20 biopharmaceutical companies
- Applications of proteomics are bearing significant fruit for SomaLogic's customers today and show that proteomics is a burgeoning market with significant potential (e.g., Novo Nordisk extended its collaborative agreement with SLGC; management called out GLP-1 agonists as driving increased interest in SomaScan)

Source: CapitalIQ, Company filings, transcripts, Wall Street research, and SomaLogic's website, accessed as of 12/15/2023.

MADRYN ASSET MANAGEMENT | 49

# 4 The Company Has the Cash On Hand to Get to Cash Flow Positive and Realize Value From Its Various R&D / Commercial Initiatives

- SLGC management expresses continued confidence in its core business and its future prospects
  - *"I would say most of the time we're seeing fantastic growth in both customer segments, but we're really starting to accelerate and penetrate more deeply in the biopharma."* – Adam Taich, interim CEO, Nov. 8, 2023
  - *"We are reiterating our 2023 revenue guidance of $80 million to $84 million. We continue to see 2023 as a building year for the organization while our teams worked diligently on the many growth drivers ahead.* – Eliot M. Lurier, former interim CFO, Aug. 15, 2023
- SomaLogic's projections disclosed in the Merger Proxy reflect its expectations that SomaLogic's growth will continue unabated and its financial profile will improve
- SomaLogic has the runway to achieve this plan

**Revenue ($ in millions)**



$500
$400
$300
$200
$100
$0
$85
$106
$143
$170
$198
$228
$261
$295
$331
$368
$404
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033

**Unlevered FCF ($ in millions)**



$200
$150
$100
$50
$-
$(50)
$(100)
$(150)
$(200)
$(138)
$(106)
$(65)
$(40)
$(19)
$1
$19
$43
$72
$106
$146
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033

**Forecasted Year End Cash Balance ($ in millions)**



$600
$500
$400
$300
$200
$100
$0
$402
$296
$231
$191
$172
$173
$192
$235
$307
$413
$559
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033

*Source: SomaLogic management projections per Merger Proxy. CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023.*
*Note: Forecasted cash balance represents 2022 year end actual cash and cash equivalents plus short-term investments. Subsequent years are projected by incorporating SomaLogic management's unlevered FCF projections, per Merger Proxy.*

MADRYN ASSET MANAGEMENT | 50

4

# SomaLogic Has A Proprietary Platform That No Other Company Can Replicate

somalogic™

- ✓ A proprietary platform (technology, database, bioinformatics) and a first-mover advantage
- ✓ 20 years of experience, and more than $500mm+ total investment in pre-SPAC technology
- ✓ More evolutionarily advanced position (enablement and applications) than any other proteomics company
- ✓ Market validated – many customers, established products, revenue and more of each assured
- ✓ The global leader in protein measurement, at 2.0x all competitors – 11,000 current
- ✓ The world's largest clinical proteomics database
- ✓ The market leader in protein bioinformatics – 1bn+ protein measurements and 15mm+ clinical data points
- ✓ Core measurement reagent is nucleic acid, with significant technology trajectory options
- ✓ Valuable commercial Illumina partnership

*Source: CapitalIQ, Company filings, Press Releases, and FactSet as of 12/15/2023.*

MADRYN ASSET MANAGEMENT | 51

Rejecting the Proposed Merger Is Consistent With Past Shareholder Decisions and Proxy Advisory Recommendations Proposed Merger Reason for rejection • Valuation represents a meaningful discount to historical trading multiples • There are conflicts of interest inherent in a transaction with an affiliate of a large shareholder Diversified Healthcare Trust - Office Properties Income Trust • The boards’ Transaction Committees were not fully independent • The boards did not protect shareholders against the foreseeable post-announcement decline in the acquirers’ Monmouth Real Estate Investment - Equity Commonwealth shares • Merger consideration is uncompelling relative to the standalone scenario • Proxy statement projections appear overly conservative relative to recent management commentary • Timing of deal raises concern that the consideration doesn’t reflect pending upside catalysts Extended Stay America - Blackstone and Starwood Consortium MADRYN ASSET MANAGEMENT 52

Vote AGAINST the Proposed Merger PROTECT YOUR INVESTMENT IN SLGC We Urge Shareholders to Vote AGAINST the Proposed Merger www.NoSomaLogicMerger.com MADRYN ASSET MANAGEMENT 53

Thank You